Exhibit 99.1

News Release

Rayonier Completes Acquisitions in U.S. South

WILDLIGHT, Fla. – (BUSINESS WIRE) – Dec. 19, 2022 – Rayonier Inc. (NYSE:RYN) completed its previously announced acquisitions of high-quality commercial timberlands located in Texas, Georgia, Alabama, and Louisiana (the “Acquisitions”) from Manulife Investment Management on December 15, 2022 for an aggregate purchase price of approximately $454 million, after customary purchase price adjustments at closing. The Acquisitions comprise approximately 137,800 acres of well-stocked and highly productive timberlands located in some of the strongest timber markets in the U.S. South.

All of the acquired acreage consists of fee ownership. Rayonier no longer anticipates acquiring the approximately 34,500-acre long-term lease located in Georgia, as the seller and Rayonier mutually agreed to extract this portion of the property from the transaction in order to achieve the seller’s objective of closing by year end. As a result, Rayonier now expects the Acquisitions to contribute an average annual harvest volume of approximately 725,000 tons and an average annual Adjusted EBITDA* contribution from timberland operations of approximately $23 million over the next 10 years.

Rayonier financed the Acquisitions with cash on hand and proceeds from incremental borrowings through the Farm Credit System. Borrowing rates on the new, five-year $250 million term loan are variable. The company has entered into an interest rate swap agreement to fix $100 million of the new term loan at an all-in effective cost of approximately 4.6%, net of estimated patronage refunds.

“We are pleased to have successfully closed on this collection of premier quality timberland assets,” said David Nunes, President and CEO. “We expect to integrate these properties into our portfolio immediately and look forward to managing them for long-term value creation.”

* “Adjusted EBITDA” is a non-GAAP financial measure. See “Non-GAAP Financial Measures” below. These targets are based on assumptions and are subject to significant uncertainties, many of which are outside of the Company’s control. While management believes these targets and the underlying assumptions are reasonable, they are not guarantees of future performance. Actual results will vary, and those variations may be material. Please consult the Forward-Looking Statements discussion below for some of the factors that may cause variations. Nothing herein is a representation by any person that these targets will be achieved, and the Company undertakes no duty to update its targets.

About Rayonier
Rayonier is a leading timberland real estate investment trust with assets located in some of the most productive softwood timber growing regions in the United States and New Zealand. As of September 30, 2022, Rayonier owned or leased under long-term agreements approximately 2.7 million acres of timberlands located in the U.S. South (1.79 million acres), U.S. Pacific Northwest (486,000 acres) and New Zealand (417,000 acres). More information is available at www.rayonier.com.

Forward-Looking Statements - Certain statements in this press release regarding anticipated financial and other benefits of Acquisitions, and other similar statements relating to Rayonier’s future events,
Rayonier Inc., 1 Rayonier Way, Wildlight, Florida 32097      www.rayonier.com

developments or financial or operational performance or results, are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements are identified by the use of words such as “may,” “will,” “should,” “expect,” “estimate,” “believe,” “intend,” “project,” “anticipate” and other similar language. However, the absence of these or similar words or expressions does not mean that a statement is not forward-looking. While management believes that these forward-looking statements are reasonable when made, forward-looking statements are not guarantees of future performance or events and undue reliance should not be placed on these statements.

The following important factors, among others, could cause actual results or events to differ materially from those expressed in forward-looking statements that may have been made in this document: our ability to realize the anticipated financial and other benefits of the Acquisitions; the cyclical and competitive nature of the industries in which we operate; fluctuations in demand for, or supply of, our forest products and real estate offerings, including any downturn in the housing market; entry of new competitors into our markets; changes in global economic conditions and world events, including the war in Ukraine; business disruptions arising from public health crises and outbreaks of communicable diseases, including the current outbreak of the virus known as the novel coronavirus; fluctuations in demand for our products in Asia, and especially China; the uncertainties of potential impacts of climate-related initiatives; the cost and availability of third party logging, trucking and ocean freight services; the geographic concentration of a significant portion of our timberland; our ability to identify, finance and complete timberland acquisitions; changes in environmental laws and regulations regarding timber harvesting, delineation of wetlands, endangered species and development of real estate generally, that may restrict or adversely impact our ability to conduct our business, or increase the cost of doing so; adverse weather conditions, natural disasters and other catastrophic events such as hurricanes, wind storms and wildfires; the lengthy, uncertain and costly process associated with the ownership, entitlement and development of real estate, especially in Florida and Washington, including changes in law, policy and political factors beyond our control; the availability and cost of financing for real estate development and mortgage loans; changes in tariffs, taxes or treaties relating to the import and export of our products or those of our competitors; changes in key management and personnel; and our ability to meet all necessary legal requirements to continue to qualify as a real estate investment trust (“REIT”) and changes in tax laws that could adversely affect beneficial tax treatment.

For additional factors that could impact future results, please see Item 1A - Risk Factors in the Company’s most recent Annual Report on Form 10-K and similar discussion included in other reports that we subsequently file with the Securities and Exchange Commission (the “SEC”). Forward-looking statements are only as of the date they are made, and the Company undertakes no duty to update its forward-looking statements except as required by law. You are advised, however, to review any further disclosures we make on related subjects in our subsequent reports filed with the SEC.

Non-GAAP Financial Measures – To supplement Rayonier’s financial statements presented in accordance with generally accepted accounting principles in the United States (“GAAP”), Rayonier has presented forward-looking statements regarding “Adjusted EBITDA,” which is defined as earnings before interest, taxes, depreciation, depletion, amortization, the non-cash cost of land and improved development, non-operating income and expense, operating income (loss) attributable to noncontrolling interest in Timber Funds, the gain on investment in timber funds, Fund II Timberland Dispositions, costs related to the merger with Pope Resources, timber write-offs resulting from casualty events, costs related to shareholder litigation, gain on foreign currency derivatives, internal review and restatement costs, and Large Dispositions. Adjusted EBITDA is a non-GAAP measure that management uses to make strategic decisions about the business and that investors can use to evaluate the operational performance of the assets under management. It excludes specific items that management believes are not indicative of the Company’s ongoing operating results. Rayonier is unable to present a quantitative reconciliation of forward-looking Adjusted EBITDA to its most directly comparable forward-looking GAAP financial measures because such information is not available, and management cannot reliably predict all of the necessary components of such GAAP measures without unreasonable effort or expense. In addition, we believe such reconciliations would imply a degree of precision that would be confusing or misleading to
Rayonier Inc., 1 Rayonier Way, Wildlight, Florida 32097      www.rayonier.com

investors. The unavailable information could have a significant impact on Rayonier’s future financial results. These non-GAAP financial measures are preliminary estimates and are subject to risks and uncertainties, including, among others, changes in connection with quarter-end and year-end adjustments. Any variation between the company's actual results and preliminary financial data set forth above may be material.

Contacts
Investors: Collin Mings, investorrelations@rayonier.com, 904-357-9100
Media: Alejandro Barbero, alejandro.barbero@rayonier.com

Rayonier Inc., 1 Rayonier Way, Wildlight, Florida 32097      www.rayonier.com